UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                October 17, 2007
                   ------------------------------------------
                        (Date of earliest event reported)


                              SPECTRUM BRANDS, INC.
        ----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Wisconsin                     001-13615                22-2423556
-------------------------------   ---------------------      -------------------
(State or other Jurisdiction of   (Commission File No.)        (IRS Employer
        Incorporation)                                       Identification No.)


            Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (770) 829-6200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

         On October 17, 2007, Spectrum Brands, Inc. announced that it is postponing its previously announced strategic asset sale process due to recent challenging conditions in the credit markets. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

      99.1  Press Release dated October 17, 2007 issued by Spectrum Brands, Inc.






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


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 17, 2007                 SPECTRUM BRANDS, INC.



                                        By:  /s/ Anthony L. Genito
                                            ------------------------------------
                                             Name:  Anthony L. Genito
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit     Description
-------     -----------
99.1        Press Release dated October 17, 2007 issued by Spectrum Brands, Inc.